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                                      fico

                                                                                                     MASTER &    SCHED
                                                % OF    GROSS      GROSS      GROSS        GROSS     SUB SERV      REM      REM
                   COUNT         BALANCE     BALANCE     RATE     MARGIN    LIFECAP    LIFEFLOOR         FEES     TERM    AMORT
                   ------        -------     -------   ------    -------    -------    ---------     --------    -----    -----
           500         5       1,359,014        0.26    8.201      6.607     14.483        8.201        0.520      358      358
501 -      510        80      11,816,950        2.22    8.734      6.997     15.316        8.719        0.520      357      357
511 -      520        85      13,035,667        2.45    8.710      6.783     15.221        8.688        0.520      353      353
521 -      530       100      14,247,001        2.68    8.839      7.196     15.244        8.806        0.520      352      354
531 -      540       118      17,489,903        3.29    8.375      7.130     14.790        8.373        0.520      356      356
541 -      550       130      20,815,150        3.92    8.051      6.864     14.616        8.123        0.520      355      355
551 -      560       144      20,514,410        3.86    8.044      6.765     14.512        8.046        0.520      356      356
561 -      570       130      20,485,423        3.85    7.704      6.599     13.993        7.634        0.520      353      353
571 -      580       123      19,616,580        3.69    7.817      6.796     14.396        7.991        0.520      352      352
581 -      590       147      24,359,333        4.58    7.679      6.523     14.126        7.636        0.520      347      349
591 -      600       168      27,546,112        5.18    7.443      6.436     13.945        7.464        0.520      352      353
601 -      610       183      30,882,561        5.81    7.453      6.532     13.909        7.470        0.520      352      354
611 -      620       156      27,036,159        5.09    7.260      6.414     13.699        7.280        0.520      353      354
621 -      630       216      41,445,039        7.80    6.915      6.115     13.651        6.990        0.520      352      354
631 -      640       207      36,590,521        6.89    7.089      6.212     13.582        7.071        0.520      351      353
641 -      650       182      30,877,410        5.81    7.189      6.162     13.789        7.245        0.520      350      352
651 -      660       166      28,289,191        5.32    6.988      6.048     13.453        6.862        0.520      351      356
661 -      670       145      26,690,351        5.02    6.813      6.077     13.420        6.790        0.520      350      353
671 -      680       130      22,908,860        4.31    6.791      6.032     13.252        6.671        0.520      351      354
681 -      690       103      20,551,966        3.87    6.651      5.903     13.121        6.567        0.520      353      354
691 -      700        91      18,004,255        3.39    6.661      5.638     13.201        6.740        0.520      352      353
701 -      710        61      13,366,891        2.52    6.574      6.061     13.339        6.621        0.520      351      353
711 -      720        49       8,239,679        1.55    6.615      5.770     13.256        6.469        0.520      328      331
721 -      730        31       7,311,110        1.38    6.626      5.976     12.875        6.547        0.520      347      348
731 -      740        30       5,912,816        1.11    6.619      5.343     12.711        6.528        0.520      349      350
741 -      750        30       7,276,110        1.37    6.790      5.906     13.318        6.677        0.520      349      350
751 -      760        24       5,451,432        1.03    6.424      5.561     12.986        6.571        0.520      351      352
761 -      770        19       4,305,093        0.81    5.890      5.540     12.566        5.830        0.520      354      356
771 -      780        10       1,992,580        0.37    6.711      6.247     13.434        6.615        0.520      356      356
781 -      790         6       1,138,164        0.21    6.606      6.594     13.587        6.887        0.520      344      357
791 -      800         8       1,448,104        0.27    6.221      4.019     12.526        6.057        0.520      357      357
801 -      810         3         400,613        0.08    6.111      5.990     14.250        7.250        0.520      357      357



                                MONTH
ORIG  INITIAL    PERIODIC     TO NEXT    PROVIDED      KNOWN
TERM      CAP         CAP        ADJ          LTV      FICOS       AVG BALANCE       LTV>80W/MI
----  -------    --------    -------     --------      -----       -----------       ----------
360    2.859       1.211         22        75.11        500           271,803             0.00
360    2.239       1.234         21        74.86        505           147,712             0.00
357    2.269       1.222         21        74.00        516           153,361             0.00
356    2.362       1.205         22        76.04        526           142,470             0.00
359    2.537       1.153         21        74.76        536           148,220             0.00
359    2.450       1.185         22        76.59        546           160,117             0.00
359    2.453       1.171         22        79.09        555           142,461             0.00
356    2.537       1.143         22        78.49        566           157,580             0.00
355    2.356       1.143         22        78.05        576           159,484             0.00
351    2.455       1.186         22        80.54        586           165,710             0.00
356    2.540       1.171         23        81.67        595           163,965             0.00
355    2.489       1.112         22        83.73        605           168,757             0.00
357    2.505       1.135         22        81.63        615           173,309             0.00
356    2.324       1.198         22        81.94        626           191,875             1.10
355    2.388       1.155         22        82.02        636           176,766             1.37
354    2.515       1.143         21        83.47        645           169,656             3.86
354    2.560       1.154         23        84.73        655           170,417             1.26
354    2.429       1.147         24        83.99        665           184,071             0.39
354    2.458       1.175         23        81.64        675           176,222             1.37
357    2.524       1.135         23        82.65        686           199,534             2.75
355    2.590       1.115         24        83.81        696           197,849             1.70
355    2.465       1.206         22        80.46        705           219,129             2.03
332    2.282       1.201         23        82.28        715           168,157             1.68
351    2.772       1.068         21        82.62        726           235,842             5.65
352    3.285       1.013         26        84.29        735           197,094             5.81
352    2.572       1.135         23        82.68        745           242,537             0.00
355    2.751       1.181         20        77.56        756           227,143             1.63
357    2.461       1.438         27        79.68        765           226,584             0.00
360    2.440       1.144         25        83.07        775           199,258             0.00
347    1.725       1.425         27        73.47        785           189,694             0.00
360    2.531       1.235         40        67.17        795           181,013             0.00
360    2.000       1.500         21        64.02        806           133,538             0.00
